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                            SUBORDINATION AGREEMENT


      THIS AGREEMENT, made as of the 22 day of May, 1996 by and among The Bank of New York (NJ) hereinafter referred to as ("BANK") and Panasonic Communications & Systems Company, Division of Matsushita Electric Corporation of America, a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "PANASONIC").

      WHEREAS, Panasonic sells various merchandise from time to time to All Communications, Inc., with its principal place of business located at 1450 Route 22, Suite 103, Mountainside, NJ, 07092, (hereinafter referred to as "Debtor") for resale; and

      WHEREAS, PANASONIC and Debtor are parties to a certain security agreement dated May 20, 1992, as amended, and as the same may thereafter be amended from time to time (hereinafter referred to as the "Panasonic Security Agreement"); and

      WHEREAS, PANASONIC, under the terms of the Panasonic Security Agreement acquired a security interest in all inventory of goods and merchandise now held or hereafter acquired by Debtor bearing the trademarks "PANASONIC", "TECHNICS", "RAMSA" or "NATIONAL" either singly or in combination with any other word or words, and all additions or accessions thereto and all proceeds and products of such inventory, including without limitation, all documents, instruments, general intangibles, chattel paper, accounts and



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contract  rights  (such  terms  having  the  meanings  ascribed  by the  Uniform
Commercial Code) of Debtor now existing or hereafter arising out of or with respect to such inventory of goods and merchandise and all proceeds thereof (all of which are hereinafter collectively referred to as the "Collateral"), and PANASONIC has duly perfected its security interest in and to the Collateral; and

      WHEREAS, Debtor is or may become obligated to BANK for a loan granted to Debtor pursuant to a certain loan and security agreement dated May 22, 1996 (the "BANK Agreements") to be used for working capital purposes including the purchase of additional inventory, and Debtor, as collateral security for all present and future obligations of Debtor to BANK under the BANK Agreements, has granted to BANK a security interest in and to, inter alia, the Collateral; and

      WHEREAS, in consideration of the foregoing, PANASONIC agrees to BANK request that BANK's security interest in the Collateral be first and prior to that of PANASONIC, subject to the terms and conditions more fully set forth hereinafter.

NOW, THEREFORE, the parties hereby agree as follows:

      1. PANASONIC subordinates its security interest in the Collateral to BANK's perfected security interest in the Collateral to the extent of any monies loaned by BANK to Debtor pursuant to the BANK Agreements.



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      (a) Unless and until Debtor's indebtedness to BANK has been paid in full,
          PANASONIC, may not, without the prior written conent of BANK, commence or prosecute an enforcement; provided, however that the foregoing shall not prohibit, limit, restrict or otherwise impair the exercise by PANASONIC of any other rights and remedies (which do not constitute enforcement) it may now or hereafter have for the payment or collection of Debtor's indebtedness to PANASONIC, or PANASONIC's right to file such proofs of claim and other documents as may be necessary or advisable in order to have PANASONIC's claims allowed in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial case or proceeding affecting Debtor.


      2. BANK agrees that if at any time or times hereafter, it notifies Debtor that it is in default under the BANK Agreements or any other agreements between Debtor and BANK, BANK will simultaneously give PANASONIC written notice of Debtor's default.

      3. BANK further agrees that if at any time it notifies Debtor that BANK intends to exercise any rights or remedies it has or may have as a secured creditor in respect to the Collateral, it will simultaneously notify PANASONIC in the same manner as such notice is given to Debtor. In addition to the foregoing notice, if such notice is not given as specified in Paragraph 5, BANK



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shall promptly provide PANASONIC with notice in accordance with Paragraph 5.

      4. Except as otherwise set forth in Paragraph 1 hereof, this subordination of PANASONIC's security interest to BANK's perfected security interest shall not be deemed to be a waiver nor affect any of PANASONIC'S rights under the Panasonic Security Agreement except as provided herein.

      5. BANK shall have the right, without the consent of PANASONIC, to extend credit to Debtor, secured by the Assets (or any portion thereof) and otherwise having the same priority as herein contained, in such amounts and on such terms as BANK shall from time to time in its sole discretion determine. BANK shall have no obligation to marshall any assets of Debtor in which the BANK now has or hereafter may have a security interest before enforcing its rights in respect of the Assets, and PANASONIC shall have no right hereunder to share or participate in any proceeds of such other collateral or in any proceeds of any of the Assets in which Debtor has not granted PANASONIC a security interest.

      6. Unless and until Debtor's indebtedness to BANK has been paid in full, in the event that PANASONIC shall acquire any proceeds or amounts paid in respect of any of the Assets, PANASONIC shall promptly remit to BANK said proceeds or amounts and, until so remitted, said proceeds and amounts shall be held by PANASONIC in trust for BANK and shall not be commingled with any other funds or other property of PANASONIC or of Debtor in the possession of PANASONIC.



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      7. PANASONIC  represents and warrants to BANK that, as of the date hereof, no default exists with respect to any amounts owing from Debtor to PANASONIC.

      8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, shall not be modified, amended or terminated orally. In the event PANASONIC sells, transfers and/or assigns its security interest, prior written notification will be given to BANK and the third party acquiring the interest that this Subordination Agreement exits.

      9. All notices hereunder shall be in writing and sent certified mail, postage prepaid, return reciept requested or by telegram (with confirmation of delivery thereof in writing) or personally delivered to the parties as follows:

To Bank:            The Bank of New York
                    385 Rifle Camp Road
                    West Paterson, NJ 07424
                    Attn:

To Panasonic:       Panasonic Communications & Systems Company
                    Division of Matsushita Electric
                    Corporation of America
                    One Panasonic Way
                    Secaucus, New Jersey 07094
                    Attention: National Credit Manager

or to such other address or attention of any party designated in like manner by such party.

      Notice given by personal delivery shall be effective only if and when received by the party to whom the notice is addressed as evidenced by a receipt signed by an officer or authorized agent of such party.



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      10. This Subordination  Agreement is solely for the benefit of the parties hereto and shall not inure to the benefit of any assignee or successor of BANK security interest whether by operation of law or otherwise.

      11. This Subordination Agreement may be terminated by either party at any time on thirty days prior written notice, but any such termination shall not affect either parties' rights hereunder with respect to any security granted or obligations incurred by Debtor to either party prior to the date of termination.

      12. Except as otherwise prohibited in Paragraph 10 hereof, this Agreement when effective shall be binding upon PANASONIC's and BANK successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on date first above written.


                                       PANASONIC COMMUNICATIONS & SYSTEMS
                                       COMPANY, Division of Matsushita
                                       Electric Corporation of America



                                       By: ROBERT STAGER
                                          ______________________________________

                                       Title: GENERAL MANAGER
                                             ___________________________________


                                       THE BANK OF NEW YORK (NJ)



                                       By: STEVEN L. WEXLER
                                          ______________________________________
                                              Steven L. Wexler

                                       Title: Vice President






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